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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 06, 2006

                         HARTFORD LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)

        CONNECTICUT                      2-46577                  06-0974148
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089
                    (Address of principal executive offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (860) 547-5000

                    ----------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-123441) filed with the Commission on March 18, 2005, as amended by Pre-Effective Amendment No. 1 filed with the Commission on April 12, 2005 and Post-Effective Amendment No. 1 filed with the Commission on December 13, 2005 (the "Registration Statement").

         (c)  Exhibits

   EXHIBIT
   NUMBER                                        DESCRIPTION
   ------                                        -----------

Exhibit 5.1    Opinion of Sidley Austin LLP.

Exhibit 5.2    Opinion of Counsel of Hartford Life Insurance Company.

Exhibit 8      Opinion of Sidley Austin LLP.

Consent 23.1   Consent of Sidley  Austin LLP  (included in Exhibit 5.1 and
               Exhibit 8).

Consent 23.2   Consent of Counsel of Hartford Life Insurance Company (included in Exhibit 5.2).



                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                            HARTFORD LIFE INSURANCE COMPANY
                                            (REGISTRANT)

DATE: FEBRUARY 06, 2006                     BY: /s/ JEFFREY L. JOHNSON
                                            ----------------------------------
                                            Name    Jeffrey L. Johnson
                                            Title:  Assistant Vice President









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                                  EXHIBIT INDEX


   EXHIBIT
   NUMBER                                        DESCRIPTION
   ------                                        -----------

Exhibit 5.1    Opinion of Sidley Austin LLP.

Exhibit 5.2    Opinion of Counsel of Hartford Life Insurance Company.

Exhibit 8      Opinion of Sidley Austin LLP.

Consent 23.1   Consent of Sidley  Austin LLP  (included in Exhibit 5.1 and
               Exhibit 8).

Consent 23.2   Consent of Counsel of Hartford Life Insurance Company (included in Exhibit 5.2).